General

California Municipal

Bond Fund, Inc.

ANNUAL REPORT
September 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                            20   Report of Independent Auditors

                            21   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                             General California
                                                      Municipal Bond Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for General California Municipal Bond Fund, Inc., covering the 12-month period from October 1, 1999 through September 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Paul Disdier.

Despite some fluctuations due to changing economic conditions, municipal bond prices rose modestly over the past 12 months. Most of those gains were achieved after January 2000, with a rally in the municipal bond market. More recently, most sectors of the municipal bond market also benefited from slowing economic growth. Additionally, the moderating effects of the Federal Reserve Board's (the "Fed") interest-rate hikes during the first half of 2000 helped the Fed to achieve its goal of slowing the U.S. economy. Other factors such as higher energy prices and a weak euro also served to slow economic growth.

In general, the overall investment environment that prevailed in the second half of the 1990s had provided returns well above their long-term averages, establishing unrealistic expectations for some investors. We believe that as the risks of the stock market have become more apparent, the relative stability and income potential of municipal bonds can make them an attractive investment as part of a well-balanced portfolio.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620.

Thank you for investing in General California Municipal Bond Fund, Inc.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
October 16, 2000

2


DISCUSSION OF FUND PERFORMANCE

Paul Disdier, Portfolio Manager

How did General California Municipal Bond Fund, Inc. perform during the period?

The fund produced a 6.83% total return over the 12-month reporting period ended September 30, 2000.(1) This compares to a 5.99% total return for the Lipper California Municipal Debt Funds category average for the same period.(2)

We attribute our good relative performance to our duration management and security selection strategies, which enabled the fund to take advantage of municipal bond market rallies during the second half of the reporting period. We are particularly pleased that our second-half gains more than offset the fund's lackluster performance during the first half of the reporting period, when the municipal bond market generally declined.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and California tax-exempt income as is practical from a diversified portfolio of long-term municipal bonds from California and other issuers.

To achieve this objective, we have constructed a portfolio designed to provide a consistently high income stream. We find such income opportunities through rigorous analyses of individual bond structures, paying particularly close attention to each bond's yield, maturity and early redemption features. As a result, the fund is composed primarily of revenue bonds backed by the income generated from projects such as toll roads, transportation facilities, housing projects, hospitals, special taxes and other sources throughout California.

Over time, some high-yielding bonds within the portfolio have matured or been redeemed by their issuers. We have generally attempted to replace these bonds with securities that offer higher than average income payments. This strategy is designed to help maximize income. We also look to upgrade the portfolio with
newly    issued
                                                             The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

bonds that, in our opinion, have better structural or income characteristics than existing holdings. When such opportunities arise, we will usually sell bonds that are close to redemption or maturity, a strategy intended to protect the fund's net asset value. In addition, we conduct extensive credit analysis of our holdings in an attempt to avoid potential credit-rating downgrades.

What other factors influenced the fund's performance?

When the reporting period began on October 1, 1999, the U.S. economy was growing strongly, raising concerns that long-dormant inflationary pressures might reemerge. In response, the Federal Reserve Board (the "Fed") raised short-term interest rates once in late 1999 and three times during the first half of 2000 for a total increase of 1.25 percentage points during the reporting period.
Higher interest rates and inflation fears eroded the prices of some municipal bonds, especially deep discount bonds.

However, the market and the fund recovered strongly during the second half of the reporting period when signs of an economic slowdown emerged, suggesting that the Fed's moves toward higher interest rates could be near an end. We maintained an average effective duration -- a measure of sensitivity to changing interest rates -- throughout the 12-month reporting period that was slightly longer than other California tax-exempt municipal bonds. We were in a good position to participate in the market rally when it began and, as bond prices improved, we took profits in some of the deep discount bonds that had constrained performance earlier. We also sold some of our pre-refunded bonds as they approached their redemption dates.

In addition, our good relative performance was partly the result of the ongoing strength of the California economy, which helped keep municipal bond yields relatively low and prices high, compared to municipal bonds from other states. California enjoyed healthy tax revenues and budget surpluses, which have curtailed their need to borrow and resulted in a reduced supply of securities. At the same time, demand for municipal bonds has been remarkably strong from
California   residents   seeking   to   protect  their  newly  created  wealth.

4

What is the fund's current strategy?

While we have been pleased with the municipal bond market's strong performance so far in 2000, we are currently growing more cautious. Modest price declines in September may suggest that municipal bonds have been fairly to highly valued, and a more slightly defensive posture may now be appropriate. Accordingly, we have recently emphasized bonds with competitive yields from well known issuers. In our view, these bonds are likely to feature greater liquidity, making them easier to sell in a downturn than bonds from less recognizable issuers.

In addition, although we have not yet begun to reduce the fund's average effective duration, we are prepared to do so if interest rates appear ready to rise. While our relatively long average effective duration enabled us to maintain a competitive income stream during the reporting period, it may lead to heightened price volatility over the near term if the economy heats up unexpectedly.

October 16, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER INC.

                                                             The Fund 5

FUND PERFORMANCE

Exhibit A

--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 9/30/00

                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                            6.83%              5.37%             6.78%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC. ON 9/30/90 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN CALIFORNIA MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. UNLIKE THE FUND, THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES AND IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN CALIFORNIA MUNICIPAL OBLIGATIONS. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

6





STATEMENT OF INVESTMENTS

September 30, 2000

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS--98.6%                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA--94.9%

ABAG Finance Authority, Nonprofit Corporations

   MFHR (Central Park Apartments) 5.60%, 7/1/2038                                             5,000,000                4,889,700

Alameda County, COP (Various Financing Projects)

   6%, 9/1/2021 (Insured; MBIA, LOC; The Fuji Bank)                                           2,945,000                3,110,951

Allan Hancock Joint Community College District, COP

   7.625%, 10/1/2005                                                                          1,055,000                1,104,564

Anaheim Public Financing Authority:

  LR (Public Improvements Project)

      Zero Coupon, 9/1/2019 (Insured; FSA)                                                    6,310,000                2,192,599

   Tax Allocation Revenue

      6.45%, 12/28/2018 (Insured; MBIA)                                                       6,000,000                6,519,180

California:

   4.50%, 10/1/2019                                                                           6,700,000                5,898,144

   5.25%, 6/1/2021 (Insured; AMBAC)                                                           3,000,000                2,956,980

   5.25%, 9/1/2028 (Insured; FGIC)                                                            5,000,000                4,839,750

California Educational Facilities Authority, Revenue

   (College & University Projects) 5.625%, 7/1/2023                                           1,275,000                1,190,493

California Health Facilities Financing Authority, Revenue:

  (Cedars-Sinai):

      6.125%, 12/1/2030                                                                       2,000,000                2,020,900

      6.25%, 12/1/2034                                                                        4,250,000                4,340,950

   (HELP Group)

      7%, 8/1/2021 (Insured; California Health Facilities

      Construction Loan Program)                                                              1,800,000                1,881,234

   (Sutter Health) 6.25%, 8/15/2035                                                           2,250,000                2,311,470

   (Walden House) 6.85%, 3/1/2022                                                             3,225,000                3,368,384

California Housing Finance Agency:

  MFHR

      6.15%, 8/1/2022 (Insured; AMBAC)                                                        2,000,000                2,022,080

   SFMR:

      6%, 8/1/2016 (Insured; MBIA)                                                            2,000,000                2,080,900

      6.375%, 8/1/2027                                                                        2,250,000                2,343,285

California Pollution Control Financing Authority, PCR

   7.108%, 6/1/2014                                                                           4,500,000  (a,b)         5,346,090

California Statewide Communities Development Authority,

  COP:

    (Catholic Healthcare West)

         6.50%, 7/1/2020                                                                      3,500,000                3,529,190

      Health Facilities Revenue (Barton Memorial Hospital)

         6.50%, 12/1/2009

         LOC; Banque Nationale De Paris)                                                      1,600,000                1,669,168

      (The Internext Group) 5.375%, 4/1/2030                                                  5,000,000                4,365,600

                                                                                                     The Fund 7

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

California Statewide Communities Development Authority (continued):

  Special Facilities LR (United Airlines, Inc.):

      5.675%, 10/1/2033                                                                       4,285,000  (a,b)         3,585,302

      5.625%, 10/1/2034                                                                       3,200,000                2,902,848

      5.526%, 10/1/2034                                                                       1,445,000  (a,b)         1,176,678

Capistrano Unified School District (Ladera)

   5.75%, 9/1/2029                                                                            4,000,000                3,766,760

Castaic Lake Water Agency, COP, Revenue

  (Water System Improvement Project)

   Zero Coupon, 8/1/2027                                                                     10,000,000                2,110,600

Central Joint Powers Health Financing Authority, COP

   (Community Hospitals of Central California) 6%, 2/1/2030                                   2,000,000                1,976,680

Commerce Joint Powers Financing Authority, Revenue

   8%, 3/1/2022 (Prerefunded 3/1/2001)                                                        2,325,000  (c)           2,411,165

Contra Costa County, Mortgage Revenue (Cedar Pointe)

   6.15%, 9/1/2025 (Insured; FHA)                                                             2,955,000                2,970,809

Contra Costa County Public Finance Authority, Tax

   Allocation Revenue (Pleasant Hill ) 5.45%, 8/1/2028                                        3,000,000                2,839,350

Del Mar Race Track Authority, Revenue 6.20%, 8/15/2011                                        2,000,000                2,056,600

Fontana Public Financing Authority,

  Tax Allocation Revenue

   (North Fontana Redevelopment Project) 7.25%, 9/1/2020                                      2,000,000                2,041,720

Fontana Redevelopment Agency, Tax Allocation

  (Jurupa Hills Redevelopment Project):

      5.50%, 10/1/2019                                                                        3,500,000                3,331,685

      5.50%, 10/1/2027                                                                        4,000,000                3,716,560

Foothill/Eastern Transportation Corridor Agency,

  Toll Road Revenue:

      Zero Coupon, 1/1/2015                                                                   8,800,000                4,142,952

      5%, 1/15/2016 (Insured; MBIA)                                                           3,000,000                2,963,460

      Zero Coupon, 1/1/2028                                                                  24,000,000                4,900,080

Inglewood, HR (Daniel Freeman Hospital)

   6.75%, 5/1/2013 (Prerefunded 5/1/2001)                                                     2,000,000  (c)           2,072,060

Loma Linda, HR (Loma Linda University Medical

   Center Project) 6%, 12/1/2023                                                              2,900,000                2,394,791

Los Angeles County Unified School District

   5%, 7/1/2017 (Insured; FGIC)                                                               2,565,000                2,512,084

Los Angeles Department of Water and Power,

  Waterworks Revenue:

      4.50%, 10/15/2024                                                                       5,000,000                4,251,650

      4.25%, 10/15/2030 (Insured; FGIC)                                                      10,000,000                7,968,300

8

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Newhall Elementary and Castaic Union School Districts,

  COP (School Improvement Project)

   7.70%, 3/1/2011 (Prerefunded 3/1/2001)                                                     2,695,000  (c)           2,738,012

Northern California Power Agency, Public Power Revenue

  (Hydroelectric Project Number 1)

   6.30%, 7/1/2018 (Insured; MBIA)                                                           20,400,000               23,093,616

Pomona Redevelopment Agency, Tax Allocation

   (West Holt Avenue) 5.50%, 5/1/2032                                                         3,000,000                2,765,430

Port Oakland, Special Facilities Revenue

  (Mitsui O.S.K. Lines Limited)

   6.80%, 1/1/2019 (LOC; Industrial Bank of Japan)                                            3,000,000                3,031,140

Rocklin Unified School District

  (Communities Facilities District)

   5.25%, 9/1/2017 (Insured; AMBAC)                                                           1,210,000                1,217,441

Sacramento City Financing Authority, LR

   5%, 11/1/2014                                                                              4,170,000                4,184,470

Sacramento County (Community Facilities District No. 1)

   5.70%, 12/1/2020                                                                           2,250,000                2,144,902

San Bernardino, Health Care Systems Revenue

  (Sisters of Charity)

   7%, 7/1/2021 (Prerefunded 7/1/2001)                                                        2,000,000  (c)           2,086,020

San Francisco City and County Airports Commission,

  International Airport Revenue

   5.90%, 5/1/2026                                                                            9,385,000                9,543,513

San Joaquin Hills Transportation Corridor Agency,

  Toll Road Revenue

   Zero Coupon, 1/1/2010                                                                      5,000,000                3,213,150

San Marcos Public Facilities Authority, Revenue

   (Public Improvement-Civic Center) 6.20%, 8/1/2022                                          3,000,000                3,013,350

Santa Ana Financing Authority, Revenue

   (South Harbor Boulevard) 5%, 9/1/2019                                                      2,330,000                2,245,677

Santa Clara Redevelopment Agency, Tax Allocation

   (Bayshore North Project) 5.25%, 6/1/2018                                                   3,365,000                3,368,836

Southern California Home Finance Authority, SFMR

   6.90%, 10/1/2024 (Collateralized: FNMA and GNMA)                                           1,140,000                1,173,356

Stockton, Health Facilities Revenue

   (Dameron Hospital Association) 5.70%, 12/1/2014                                            1,000,000                  914,420

Tehachapi Unified School District, COP

  (Tompkins Elementary School Project)

   7.80%, 2/1/2021 (Prerefunded 2/1/2001)                                                       960,000  (c)             987,245

                                                                                                     The Fund 9

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Turlock, COP, Health Facilities Revenue,

   (Emanuel Medical Center, Inc.) 5.75%, 10/15/2023                                           6,000,000                5,278,020

West Covina Redevelopment Agency, Special Tax

  (Community Facilities District--Fashion Plaza):

      6%, 9/1/2017                                                                            6,000,000                6,419,940

      6%, 9/1/2022                                                                            8,325,000                8,769,055

Yolo County Housing Authority, Mortgage Revenue

  (Walnut Park Apartments)

   7.20%, 8/1/2033 (Insured; FHA)                                                             4,150,000                4,348,910

U. S. RELATED--3.7%

Puerto Rico Commonwealth, Public Improvement

   5.25%, 7/1/2017                                                                            3,000,000                3,016,380

Puerto Rico Commonwealth Highway &

  Transportation Authority, Transportation Revenue

   6%, 7/1/2039                                                                               2,000,000                2,072,780

Puerto Rico Commonwealth Infrastructure

  Financing Authority

   5.375%, 10/1/2024                                                                          3,750,000                3,710,100

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $227,314,120)                                                                                               233,409,509
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--.5%
------------------------------------------------------------------------------------------------------------------------------------

California Statewide Communities Development Authority,

  Special Facilities Revenue, VRDN 3.25%

   (cost $1,100,000)                                                                          1,100,000  (d)           1,100,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $228,414,120)                                                             99.1%              234,509,509

CASH AND RECEIVABLES (NET)                                                                          .9%                2,255,851

NET ASSETS                                                                                       100.0%              236,765,360

10



Summary of Abbreviations

AMBAC            American Municipal Bond                         HR               Hospital Revenue
                      Assurance Corporation

COP              Certificate of Participation                    LOC              Letter of Credit

FGIC             Financial Guaranty Insurance                    LR               Lease Revenue
                      Company

FHA              Federal Housing Administration                  MBIA             Municipal Bond Investors
                                                                                     Assurance Insurance Corporation
FNMA             Federal National Mortgage Association

FSA              Financial Security Assurance                    MFHR             Multi-Family Housing Revenue

GNMA             Government National Mortgage                    PCR              Pollution Control Revenue
                      Association

                                                                 SFMR             Single Family Mortgage Revenue

                                                                 VRDN             Variable Rate Demand Notes



Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              43.0

AA                               Aa                              AA                                                9.7

A                                A                               A                                                19.8

BBB                              Baa                             BBB                                              17.0

BB                               Ba                              BB                                                1.5

F-1+, F-1                        MIG1, VMIG1, P1                 SP1, A1                                            .5

Not Rated (e)                    Not Rated( e)                   Not Rated (e)                                     8.5

                                                                                                                 100.0

(A) INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE PERIODICALLY.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT SEPTEMBER 30, 2000,
THESE SECURITIES AMOUNTED TO $10,108,070 OR 4.3% OF NET ASSETS.

(C)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.

(D)  SECURITIES PAYABLE ON DEMAND. THE INTEREST RATE, WHICH IS SUBJECT TO
CHANGE, IS BASED UPON BANK PRIME RATES OR AN INDEX OF MARKET INTEREST RATES.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2000

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           228,414,120   234,509,509

Cash                                                                    541,953

Interest receivable                                                   3,602,551

Receivable for investment securities sold                             1,993,889

Prepaid expenses                                                          3,475

                                                                    240,651,377
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           128,787

Payable for investment securities purchased                           3,687,900

Payable for shares of Common Stock redeemed                              15,003

Accrued expenses                                                         54,327

                                                                      3,886,017
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      236,765,360
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     236,349,004

Accumulated undistributed investment income--net                         32,633

Accumulated net realized gain (loss) on investments                  (5,711,666)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                              6,095,389
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      236,765,360
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(500 million shares of $.001 par value Common Stock authorized)      18,594,878

NET ASSET VALUE, offering and redemption price per share-Note 3(d) ($)    12.73

SEE NOTES TO FINANCIAL STATEMENTS.

12

STATEMENT OF OPERATIONS

Year Ended September 30, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     14,357,492

EXPENSES:

Management fee--Note 3(a)                                            1,431,240

Shareholder servicing costs--Note 3(b)                                 271,154

Professional fees                                                       43,081

Directors' fees and expenses--Note 3(c)                                 28,824

Custodian fees                                                          25,973

Prospectus and shareholders' reports                                    11,563

Registration fees                                                       10,653

Loan commitment fees--Note 2                                             2,420

Miscellaneous                                                           16,583

TOTAL EXPENSES                                                       1,841,491

INVESTMENT INCOME--NET                                              12,516,001
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (5,720,057)

Net unrealized appreciation (depreciation) on investments            8,530,646

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               2,810,589

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                15,326,590

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended September 30,
                                                --------------------------------

                                                     2000                 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         12,516,001           13,781,187

Net realized gain (loss) on investments       (5,720,057)            1,692,790

Net unrealized appreciation (depreciation)
   on investments                              8,530,646           (25,647,206)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  15,326,590           (10,173,229)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                       (12,483,368)         (13,781,187)

Net realized gain on investments              (1,076,586)          (3,728,567)

TOTAL DIVIDENDS                              (13,559,954)         (17,509,754)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  30,430,619          28,900,088

Dividends reinvested                            9,379,434          12,441,976

Cost of shares redeemed                      (63,397,504)         (51,083,362)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           (23,587,451)          (9,741,298)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (21,820,815)         (37,424,281)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           258,586,175          296,010,456

END OF PERIOD                                 236,765,360          258,586,175

Undistributed investment income--net               32,633                --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     2,477,659           2,150,109

Shares issued for dividends reinvested            760,931             929,452

Shares redeemed                               (5,149,965)          (3,847,560)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,911,375)           (767,999)

SEE NOTES TO FINANCIAL STATEMENTS.


14

FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                           Year Ended September 30,
                                                                 -------------------------------------------------------------------

                                                                 2000           1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.61          13.91         13.51          13.35         13.30

Investment Operations:

Investment income--net                                            .65            .65           .67            .69           .70

Net realized and unrealized
   gain (loss) on investments                                     .17          (1.13)          .48            .41           .19

Total from Investment Operations                                  .82           (.48)         1.15           1.10           .89

Distributions:

Dividends from investment income--net                           (.65)          (.65)          (.68)         (.70)          (.68)

Dividends from net realized
   gain on investments                                          (.05)          (.17)          (.07)         (.24)          (.16)

Total Distributions                                             (.70)          (.82)          (.75)         (.94)          (.84)

Net asset value, end of period                                  12.73         12.61          13.91         13.51          13.35
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 6.83         (3.62)          8.76          8.56           6.85
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .77           .78            .77           .76           .76

Ratio of net investment income
   to average net assets                                         5.25          4.85           4.91          5.15          5.25

Portfolio Turnover Rate                                         47.12         51.80          63.60         90.03        164.93
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         236,765       258,586        296,010       291,545       296,798

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 15

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

General California Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from Federal and State of California personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the fund securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities  are  primarily  traded  or  at  the last sales price on the national
securities    market    on

16

each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $9,569 during the period ended September 30, 2000, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

                                                             The Fund 17

The fund has an unused capital loss carryover of approximately $1,715,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, the carryover expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses DSC an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended September 30, 2000, the fund was charged $159,000 pursuant to the Shareholder Services Plan.

The  fund  compensates  Dreyfus Transfer, Inc., a wholly-owned subsidiary of the
Manager,   under  a  transfer  agency  agreement  for  providing  personnel  and
facilities    to    perform    transfer    agency    services    for    the

18

fund. During the period ended September 30, 2000, the fund was charged $72,088 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 13, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 13, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) A .10% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including on redemptions made through the use of the fund's exchange privilege. Prior to June 1, 2000, this fee was chargeable within fifteen days following the date of issuance of such shares. During the period ended September 30, 2000, redemption fees retained by the fund amounted to $47.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2000, amounted to $109,542,919 and $125,500,813, respectively.

At September 30, 2000, accumulated net unrealized appreciation on investments was $6,095,389, consisting of $10,469,073 gross unrealized appreciation and $4,373,684 gross unrealized depreciation.

At September 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund 19

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors General California Municipal Bond Fund, Inc

We have audited the accompanying statement of assets and liabilities of General California Municipal Bond Fund, Inc., including the statement of investments, as of September 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General California Municipal Bond Fund, Inc. at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

November 3, 2000                             [ERNST & YOUNG LLP SIGNATURE LOGO]

20

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby makes the following designations regarding its fiscal year ended September 30, 2000:

   -all the dividends paid from investment income-net are "exempt-interest dividends" (not generally subject to regular Federal income tax and, for individuals who are California residents, California personal income taxes), and

   -the fund hereby designates $.0537 per share as a long-term capital gain distribution paid on December 9, 1999.

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2000 calendar year on Form 1099-DIV which will be mailed by January 31, 2001.


                                                             The Fund 21

                                                           For More Information

                        General California Municipal
                        Bond Fund, Inc.

                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call
1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   131AR009